UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

BIMERGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	93-3419812
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share.	BESS	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 11, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Bimergen Energy Corporation (the “Company”) dismissed Fortune CPAs (“Fortune”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Fortune on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and 2022 and the quarter ended March 31, 2024, there were no disagreements between the Company and Fortune on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fortune. During the fiscal years ended December 31, 2023 and 2022 and the quarter ended March 31, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Fortune with a copy of this report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Fortune furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. Fortune reviewed and responded with edits that were incorporated in the final 8-K but did not provide such letter.

(b) Appointment of New Independent Registered Public Accounting Firm

On April 14, 2025, the Audit Committee approved the engagement of RJI CPAs (“RJI”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2024, effective immediately.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of RJI, the Company nor anyone acting on behalf of consulted with RJI regarding any of the matters described in items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIMERGEN ENERGY CORPORATION

Dated: April 15, 2025	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer